POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Rebecca Schuster, Robert Capilupi and Eric
Bowers, and each of them,
as his true and lawful attorney-in-fact to:

(1)	execute for and on behalf of
the undersigned, in the
undersigned's capacity as an
officer, director, and/or person who
holds more than 10% of the
outstanding capital stock of Sonos,
Inc. (the "Company"), any and all
Form ID, or Form 3, 4 or 5 reports
and any amendments thereto required
to be filed by the undersigned in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 (the
"Exchange Act") and the rules
thereunder with respect to
transactions in the Company's
securities;

(2)	do and perform any and all acts
for and on behalf of the undersigned
which may be   necessary or
desirable to complete and execute
any such Form ID, or Form 3, 4 or 5
report and any amendments thereto
and timely file such report with the
U.S. Securities and Exchange
Commission and any stock exchange or
similar authority; and


(3)	take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney in-fact, may be of
benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood
that the documents executed by such
attorney in-fact on behalf of the
undersigned, pursuant to this Power
of Attorney, shall be in such form
and shall contain such terms and
conditions as such attorney in-fact
may approve in his or her
discretion.
The undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform each and
every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company hereby assuming, any of the undersigned's responsibilities to comply with Section
16 of the Exchange Act.
This Power of Attorney shall remain in
full force and effect until the
undersigned is no longer required to file
Form 3, 4 or 5 reports with respect to
the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in-fact.
IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this 3rd day of May, 2023.


/s/ Maxime Bouvat-Merlin
	Maxime Bouvat-Merlin